UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 19, 2002

Viador, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27741	94-3234636

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

977 Benecia Avenue, Sunnyvale, California	94085

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 735-5956

2000 Charleston Road, Suite 1000, Mountain View, California 94043

(Former name or former address, if changed since last report)

Item 5. Other Events

         Viador, Inc. (the “Company”) has entered into an Agreement and Plan of Merger, dated September 19, 2002 (the “Agreement”), with MASBC, Inc. (“MASBC”) and MASBC Acquisition Corporation (“Merger Sub”) whereby at the closing, all outstanding shares of the Company will convert into a right to receive $0.075 in cash. The closing of the merger is subject to various conditions, including stockholder approval. The signing of the Agreement was publicly announced on September 19, 2002. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  The following exhibits are included with this Report:

Exhibit Reference Number	Exhibit Description

99.1	Press Release, dated September 19, 2002*

* Filed Herewith

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viador, Inc.

(Registrant)

September 19, 2002	/s/ Stan X. Wang

Date	Chief Executive Officer, Principal Financial and Accounting Officer and Secretary

EXHIBIT INDEX

Exhibit Reference Number	Exhibit Description

99.1	Press Release, dated September 19, 2002*